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                                                                    EXHIBIT 10.1

                                   May 8, 2001



VIA FACSIMILE: (214) 290-2332                     VIA FACSIMILE: (214) 920-4209
-----------------------------                     -----------------------------

Mr. Wm. Mark Cranmer                              Mr. John L. Clark
Vice President                                    Vice President
Bank One, NA                                      Union Bank of California, N.A.
1717 Main Street                                  500 N. Akard St., Suite 4200
Dallas, Texas 75201                               Dallas, Texas 75201

     Re: Seventh Restated Loan Agreement among Clayton Williams Energy, Inc., Warrior Gas Co., CWEI Acquisitions, Inc., Bank One, NA and Union Bank of California, N.A. (The "Loan Agreement")

Dear Messrs. Cranmer and Clark:

     This letter is to confirm our recent discussion regarding the provisions of
Section 13(c) of the Loan Agreement.

     By your signature below, Bank One, NA and Union Bank of California, N.A. agree that the Williams Consolidated Entities' ratio of Current Assets to Current Liabilities during each quarter of 2001 shall not be less than .5 to 1 as of the end of such calendar quarters.



                                           Very truly yours,


                                            /s/ Mel G. Riggs
                                           -------------------------------------
                                           Mel G. Riggs,
                                           Chief Financial Officer
                                           Clayton Williams Energy, Inc.


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AGREED TO AND ACCEPTED:

Bank One, NA,
a national association


By: /s/ William Mark Cranmer
   ---------------------------------------
        Wm. Mark Cranmer,
        Vice President



Union Bank of California, N.A.,
a national banking association


By: /s/ John A. Clark
   --------------------------------------
      John A. Clark,
      Vice President